                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 24, 2005

                        Blonder Tongue Laboratories, Inc.
             (Exact Name of registrant as specified in its charter)

           Delaware                    1-14120                     52-1611421
(State or other jurisdiction   (Commission File Number)        (I.R.S. Employer
       of incorporation)                                     Identification No.)

                One Jake Brown Road, Old Bridge, New Jersey 08857
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (732) 679-4000

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions:

[_]  Written  communications  pursuant to Rule 425 under the  Securities Act (17
     CFR 230.425)

[_]  Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On August 30, 2005,  Blonder Tongue  Laboratories,  Inc. (the "Company") filed a
Current Report of Form 8-K to disclose the  resignation  of BDO Seidman,  LLP as the Company's independent registered public accounting firm.

Effective  October 24, 2005,  the Company  engaged  Marcum & Kliegman LLP as its independent  registered public accounting firm to review the Company's quarterly results  for the  third  quarter  ending  September  30,  2005 and to audit its financial  statements  as of and for the  year  ended  December  31,  2005.  The engagement of Marcum & Kliegman was unanimously  approved by the Audit Committee of the Board of Directors on October 13, 2005.

During the Company's  two most recent  fiscal years ended  December 31, 2003 and
2004, and for the interim period through June 30, 2005,  neither the Company nor any person acting on its behalf has consulted with Marcum & Kliegman  regarding:
(i) either the application of accounting principles to a specified  transaction, either  completed  or  proposed;  or the type of  audit  opinion  that  might be rendered on the Company's financial statements,  and either a written report was provided  to the  Company or oral  advice was  provided  that  Marcum & Kliegman concluded  was an  important  factor  considered  by the  Company in  reaching a decision as to the accounting,  auditing or financial  reporting  issue; or (ii)
any  matter  that was the  subject  of a  disagreement  (as  defined in Item 304
(a)(1)(iv)  of  Regulation  S-K  and  the  instructions  to  Item  304)  or that constituted a reportable event (as described in Item 304 (a)(1)(v) of Regulation
S-K) with respect to the Company's financial statements.

Forward Looking Statements

This  report  contains  forward-looking  statements  within  the  meaning of The
Private  Securities  Litigation Reform Act of 1995. These statements are neither promises nor guarantees, are based upon assumptions and estimates that might not be realized and are subject to risks and  uncertainties  that could cause actual results to differ materially from those in the forward looking statements.

                                    SIGNATURE

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                            BLONDER TONGUE LABORATORIES, INC.

                                            By:  /s/ Eric Skolnik
                                                     Eric Skolnik
                                                     Senior Vice President and
                                                     Chief Financial Officer
Date: October 25, 2005